Long-term assets	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Long-term assets	Long-term assetsIntangible assets Millicom’s intangible assets mainly consist of goodwill arising from acquisitions, customer lists acquired through acquisitions, licenses and rights to operate and use spectrum.Accounting for intangible assets
Intangible assets acquired in business acquisitions are initially measured at fair value at the date of acquisition, and those which are acquired separately are measured at cost. Internally generated intangible assets, excluding capitalized development costs, are not capitalized but expensed to the statement of income in the expense category consistent with the function of the intangible assets. Subsequently intangible assets are carried at cost, less any accumulated amortization and any accumulated impairment losses.
Intangible assets with finite useful lives are amortized over their estimated useful economic lives using the straight-line method and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortization period and the amortization method for intangible assets with finite useful lives are reviewed at least at each financial year end. Changes in expected useful lives or the expected beneficial use of the assets are accounted for by changing the amortization period or method, as appropriate, and treated as changes in accounting estimates.
Amortization expense on intangible assets with finite lives is recognized in the consolidated statement of income in the expense category consistent with the function of the intangible assets.
Goodwill
Goodwill represents the excess of cost of an acquisition over the Group’s share in the fair value of identifiable assets less liabilities and contingent liabilities of the acquired subsidiary, at the date of the acquisition. If the fair value or the cost of the acquisition can only be determined provisionally, then goodwill is initially accounted for using provisional values. Within 12 months of the acquisition date, any adjustments to the provisional values are recognized. This is done when the fair values and the cost of the acquisition have been finally determined. Adjustments to provisional fair values are made as if the adjusted fair values had been recognized from the acquisition date. Goodwill on acquisition of subsidiaries is included in intangible assets, net. Goodwill on acquisition of joint ventures or associates is included in investments in joint ventures and associates. Following initial recognition, goodwill is measured at cost, less any accumulated impairment losses. Gains or losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold.
Where goodwill forms part of a cash-generating unit (or group of cash-generating units) and part of the operation within that unit is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal. Goodwill disposed of in this manner is measured, based on the relative values of the operation disposed and the portion of the cash-generating unit retained.
Licenses
Licenses are recorded at either historical cost or, if acquired in a business combination, at fair value at the date of acquisition. Cost includes cost of acquisition and other costs directly related to acquisition and retention of licenses over the license period. These costs may include estimates related to fulfillment of terms and conditions related to the licenses such as service or coverage obligations, and may include up-front and deferred payments.
Licenses have a finite useful life and are carried at cost less accumulated amortization and any accumulated impairment losses. Amortization is calculated using the straight-line method to allocate the cost of the licenses over their estimated useful lives.
The terms of licenses, which have been awarded for various periods, are subject to periodic review for, among other things, rate setting, frequency allocation and technical standards. Licenses are initially measured at cost and are amortized from the date the network is available for use on a straight-line basis over the license period. Licenses held, subject to certain conditions, are usually renewable and generally non-exclusive. When estimating useful lives of licenses, renewal periods are included only if there is evidence to support renewal by the Group without significant cost.
Trademarks and customer lists
Trademarks and customer lists are recognized as intangible assets only when acquired or gained in a business combination. Their cost represents fair value at the date of acquisition. Trademarks and customer lists have indefinite or finite useful lives. Indefinite useful life trademarks are tested for impairment annually. Finite useful life trademarks are carried at cost, less accumulated amortization. Amortization is calculated using the straight-line method to allocate the cost of the trademarks and customer lists over their estimated useful lives. The estimated useful lives for trademarks and customer lists are based on specific characteristics of the market in which they exist. Trademarks and customer lists are included in Intangible assets, net.
Estimated useful lives are:

Years
Estimated useful lives
Trademarks	1 to 15
Customer lists	4 to 20
Programming and content rights
Programming and content master rights which are purchased or acquired in business combinations which meet certain criteria are recorded at cost as intangible assets. The rights must be exclusive, related to specific assets which are sufficiently developed, and probable to bring future economic benefits and have validity for more than one year. Cost includes consideration paid or payable and other costs directly related to the acquisition of the rights, and are recognized at the earlier of payment or commencement of the broadcasting period to which the rights relate.
Programming and content rights capitalized as intangible assets have a finite useful life and are carried at cost, less accumulated amortization and any accumulated impairment losses. Amortization is calculated using the straight-line method to allocate the cost of the rights over their estimated useful lives.
Non-exclusive and programming and content rights for periods less than one year are expensed over the period of the rights.
Indefeasible rights of use
There is no universally-accepted definition of an indefeasible rights of use (IRU). These agreements come in many forms. However, the key characteristics of a typical arrangement include:
•    The right to use specified network infrastructure or capacity;
•    For a specified term (often the majority of the useful life of the relevant assets);
•    Legal title is not transferred;
•    A number of associated service agreements including operations and maintenance (O&M) and co-location agreements. These are typically for the same term as the IRU; and
•    Any payments are usually made in advance.
IRUs are accounted for either as a lease, or service contract based on the substance of the underlying agreement.
IRU arrangements will qualify as a lease if, and when:
•    The purchaser has an exclusive right for a specified period and has the ability to resell (or sublet) the capacity; and
•    The capacity is physically limited and defined; and
•    The purchaser bears all costs related to the capacity (directly or not) including costs of operation, administration and maintenance; and
•    The purchaser bears the risk of obsolescence during the contract term.
If all of these criteria are not met, the IRU is treated as a service contract.
An IRU of network infrastructure (cables or fiber) is accounted for as a right of use asset (see E.3.), while capacity IRU (wavelength) is accounted for as an intangible asset.
The costs of an IRU recognized as service contract is recognized as prepayment and amortized in the statement of income as incurred over the duration of the contract.Impairment of non-financial assets
At each reporting date Millicom assesses whether there is an indication that a non-financial asset may be impaired. If any such indication exists, or when annual impairment testing for a non-financial asset is required, an estimate of the asset’s recoverable amount is made. The recoverable amount is determined based on the higher of its fair value less cost to sell, and its value in use, for individual assets, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets.
Where the carrying amount of an asset exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. Where no comparable market information is available, the fair value, less cost to sell, is determined based on the estimated future cash flows discounted to their present value using a discount rate that reflects current market conditions for the time value of money and risks specific to the asset. The foregoing analysis also evaluates the appropriateness of the expected useful lives of the assets. Impairment losses related to assets of continuing operations are recognized in the consolidated statement of income in expense categories consistent with the function of the impaired asset.
At each reporting date an assessment is made as to whether there is any indication that previously recognized impairment losses may no longer exist or may have decreased. If such indication exists, the recoverable amount is estimated. Other than for goodwill, a previously recognized impairment loss is reversed if there has been a change in the estimate used to determine the asset’s recoverable amount since the last impairment loss was recognized. If so, the carrying amount of the asset is increased to its recoverable amount. The increased amount cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the asset in prior years. Such reversal is recognized in profit or loss.
After such a reversal, the depreciation charge is adjusted in future periods to allocate the asset’s revised carrying amount, less any residual value, on a systematic basis over its remaining useful life.Movements in intangible assets
On May 20, 2019, the Group renewed 10MHz of the 1900 MHz spectrum in Colombia for a period of 10 years for an amount of $47 million (payable in five installments from June 2019 to February 2023) and an obligation to build 45 sites during the 20-month period following the renewal (approximately $20 million cost, that will be capitalized once the sites are built). In December 2019, the company substituted its coverage obligation by agreeing to pay the corresponding amount of $20 million in cash in 6 installments between January to June 2020. As a result, Management recognized an addition to spectrum assets and a liability for $20 million.
On July 9, 2019, the Tanzania Communications Regulatory Authority ('TCRA') issued a notice to cancel the license of Telesis, a subsidiary of Millicom in Tanzania that shared its 4G spectrum with Tigo and Zantel operations in the country. The net carrying value of the Telesis' license amounting to $8 million was therefore impaired during Q3 2019. As a consequence and in order to continue providing 4G services in the country, our operation in Tanzania had to purchase spectrum in the 800MHz band from the TCRA for a period of 15 years and for an amount of $12 million.
In December 2019, Millicom's wholly-owned subsidiary Telemovil El Salvador S.A. de C.V. ('Telemovil') acquired 50Mhz spectrum in the AWS band and paid an advance of $14 million. On January 8, 2020, Telemovil made a final payment of $20 million and started operating the spectrum.
In December 2019, Tigo Colombia participated in an auction launched by the Ministerio de Tecnologias de la Informacion y las Comunicaciones (MINTIC), and acquired licenses granting the right to use a total of 40 MHz in the 700 MHz band. The 20-year license will expire in 2040. As a result of this auction,Tigo Colombia has strengthened its spectrum position, which also includes 55 MHz in the 1900 band and 30 MHz of AWS. Tigo Colombia agreed to a total notional consideration of COP 2.45 billion (equivalent to approximately $710 million using the December 31, 2020 exchange rate), of which approximately 55% is payable in cash and 45% in coverage obligations to be met by 2025.
An initial payment of approximately $33 million was made in 2020, with the remainder payable in 12 annual installments beginning in 2026 and ending in 2037. The 55% cash portion bears interest at the Colombia-10 years Treasury Bond rate. In April and May 2020, local management received permission to operate 40 Mhz in the 700 MHz band and accounted for the spectrum as an Intangible asset at an amount of $388 million corresponding to the net present value of the future payments, plus other costs directly attributable to this acquisition. The related future interest commitments will be recognized as interest expense over the next 17 years. The remaining 45% consideration due as coverage obligations are currently being estimated and will be recognized in the statement of financial position as incurred.
Movements in intangible assets in 2020

	Goodwill	Licenses	Customer Lists	IRUs	Trademark	Other (i)	Total
	(US$ millions)
Opening balance, net	1,684	468	470	107	183	282	3,195
Change in scope	—	—	—	—	—	—	—
Additions	—	421	—	—	—	99	520
Amortization charge	—	(71)	(44)	(13)	(106)	(84)	(318)
Impairment	—	—	—	—	—	—	—
Disposals, net	—	—	—	14	—	—	13
Transfers	—	3	—	(18)	—	(1)	(16)
Exchange rate movements	(26)	49	(3)	(3)	—	(8)	10
Closing balance, net	1,659	870	423	86	77	289	3,403
Cost or valuation	1,659	1,305	630	196	323	840	4,953
Accumulated amortization and impairment	—	(435)	(207)	(111)	(246)	(550)	(1,550)
Net	1,659	870	423	86	77	289	3,403

Movements in intangible assets in 2019

	Goodwill	Licenses	Customer Lists	IRUs	Trademark	Other (i)	Total
	(US$ millions)
Opening balance, net	1,069	318	371	89	282	218	2,346
Change in scope (ii)	623	142	137	10	—	24	936
Additions	—	101	—	—	—	101	202
Amortization charge	—	(55)	(37)	(14)	(99)	(67)	(272)
Impairment	—	(8)	—	—	—	—	(8)
Disposals, net	—	—	—	—	—	—	—
Transfers	—	(5)	—	23	—	15	33
Transfer to/from held for sale	—	(18)	—	—	—	(3)	(21)
Exchange rate movements	(7)	(8)	(1)	—	—	(4)	(21)
Closing balance, net	1,684	468	470	107	183	282	3,195
Cost or valuation	1,684	926	688	214	325	809	4,647
Accumulated amortization and impairment	—	(458)	(218)	(107)	(142)	(527)	(1,451)
Net	1,684	468	470	107	183	282	3,195
(i)    Other includes mainly software costsCash used for the purchase of intangible assets
Cash used for intangible asset additions

	2020	2019	2018
	(US$ millions)
Additions	520	202	158
Change in accruals and payables for intangibles	(315)	(32)	(10)
Cash used for additions	202	171	148
Goodwill
Allocation of Goodwill to cash generating units (CGUs), net of exchange rate movements and after impairment

	2020	2019
	(US$ millions)
Panama (see note A.1.2.)(i)	907	907
El Salvador	194	194
Costa Rica	115	123
Paraguay	47	50
Colombia	173	181
Tanzania (see note E.1.6.)	12	12
Nicaragua (see note A.1.2)(i)	207	213
Other	3	3
Total	1,659	1,684
(i) Restated as a result of the finalization of the purchase accounting of our acquisitions in Nicaragua and Panama (note A.1.2.).
Impairment testing of goodwill
Goodwill from CGUs is tested for impairment at least each year and more frequently if events or changes in circumstances indicate that the carrying value may be impaired. Impairment losses on goodwill are not reversed.
Goodwill arising on business combinations is allocated to each of the Group’s CGUs or groups of CGUs that are expected to benefit from the synergies of the combination, irrespective of whether other assets or liabilities of the Group are assigned to those units or groups of units. Each unit or group of units to which the goodwill is allocated:
•    Represents the lowest level within the Group at which the goodwill is monitored for internal management purposes; and
•    Is not larger than an operating segment.
Impairment is determined by assessing the value-in-use and, if appropriate, the fair value less costs to sell of the CGU (or group of CGUs), to which goodwill relates.
Impairment testing at December 31, 2020
Goodwill was tested for impairment by assessing the recoverable amount against the carrying amount of the CGU based on discounted cash flows. The recoverable amounts are based on value-in-use. The value-in-use is determined based on the method of discounted cash flows. The cash flow projections used (operating profit margins, income tax, working capital, capex and license renewal cost) are extracted from business plans approved by management and presented to the Board, covering a fifteen-year planning horizon. The Group uses a fifteen-year planning horizon to obtain a stable business outlook, in particular due to the long investment cycles in the industry and the long-term planned and expected investments in licenses and spectrum. Cash flows beyond this period are extrapolated using a perpetual growth rate. When value-in-use results are lower than the carrying values of the CGUs, management determines the recoverable amount by using the fair value less cost of disposal (FVLCD) of the CGUs. FVLCD is usually determined by using recent offers received from third parties (Level 1).
For the year ended December 31, 2020, management concluded that no impairment should be recorded in the Group consolidated financial statements.
Impairment testing at December 31, 2019
For the year ended December 31, 2019, management concluded that no impairment should be recorded in the Group consolidated financial statements.
Key assumptions used in value in use calculations

The process of preparing the cash flow projections considers the current market condition of each CGU, analyzing the macroeconomic, competitive, regulatory and technological environments, as well as the growth opportunities of the CGUs. Therefore, a growth target is defined for each CGU, based on the appropriate allocation of operating resources and the capital investments required to achieve the target. The foregoing forecasts could differ from the results obtained through time; however, the Company prepares its estimates based on the current situation of each of the CGUs. Relevance of budgets used for the impairment test is also reviewed annually, with management performing regressive analysis between actual figures and budget/Long Range Plans (LRPs) used for previous year impairment test.
The cash flow projections for all CGUs is most sensitive to the following key assumptions:
•EBITDA margin is determined by dividing EBITDA by total revenues.
•CAPEX intensity is determined by dividing CAPEX by total revenues.
•Perpetual growth rate does not exceed the countries' GDP.
•Weighted average cost of capital (“WACC”) is used to discount the projected cash flows.
The most significant estimates used for the 2020 and 2019 impairment test are shown below:

CGU	Average EBITDA margin (%) (i)		Average CAPEX intensity (%) (i)		Perpetual growth rate (%)		WACC rate after tax (%)
	2020	2019	2020	2019	2020	2019	2020	2019
Bolivia	39.2	42.0	16.8	18.4	1.0	1.5	11.5	10.7
Colombia	35.7	34.1	17.7	17.7	2.0	1.9	8.3	8.6
Costa Rica	32.9	36.3	17.8	23.3	2.0	1.9	12.1	10.1
El Salvador	35.4	33.4	14.0	15.2	1.0	0.8	13.8	10.7
Nicaragua (see note A.1.2)	45.6	33.7	15.9	16.2	3.0	2.0	13.8	10.9
Panamá (see note A.1.2)	48.2	42.6	17.5	14.8	1.0	1.5	7.6	8.3
Paraguay	44.3	46.9	15.6	16.0	1.0	1.6	8.4	9.0
Tanzania	39.5	31.2	11.7	12.2	1.0	1.5	13.8	14.4
(i) Average is computed over the period covered by the plan.

Sensitivity analysis to changes in assumptions

Management performed a sensitivity analysis on key assumptions within the test. The following maximum increases or decreases, expressed in percentage points, were considered for all CGUs:

Reasonable changes in key assumptions (%)
Financial variables
WACC rates	+/-1
Perpetual growth rates	+/-1
Operating variables
EBITDA margin	+/-2
CAPEX intensity	+/-1
The sensitivity analysis shows a comfortable headroom between the recoverable amounts and the carrying values for all CGUs at December 31, 2020, except for El Salvador, Colombia and Nicaragua CGUs (the latter includes both the legacy fixed business and the recently acquired Telefonica's assets). The following changes in key assumptions would trigger a potential impairment, which would mainly be due to the current political and economic turmoil caused by the pandemic:

Changes in key assumptions that would trigger a potential impairment	CGU
	El Salvador	Colombia	Nicaragua
Financial variables
WACC rate	+86bps	+85bps	+57bps
Operating variables
Average EBITDA margin	-147bps	-160bps	-183bps
Property, plant and equipmentAccounting for property, plant and equipment
Items of property, plant and equipment are stated at either historical cost, or the lower of fair value and present value of the future minimum lease payments for assets under finance leases, less accumulated depreciation and accumulated impairment. Historical cost includes expenditure that is directly attributable to acquisition of items. The carrying amount of replaced parts is derecognized.
Depreciation is calculated using the straight-line method over the shorter of the estimated useful life of the asset and the remaining life of the license associated with the assets, unless the renewal of the license is contractually possible.

Estimated useful lives	Duration
Buildings	40 years or lease period, if shorter
Networks (including civil works)	5 to 15 years or lease period, if shorter
Other	2 to 7 years
The carrying values of property, plant and equipment are reviewed for impairment when events or changes in circumstances indicate that the carrying value may not be recoverable. The assets’ residual value and useful life is reviewed, and adjusted if appropriate, at each statement of financial position date. An asset’s carrying amount is written down immediately to its recoverable amount if its carrying amount is greater than its estimated recoverable amount.
Construction in progress consists of the cost of assets, labor and other direct costs associated with property, plant and equipment being constructed by the Group, or purchased assets which have yet to be deployed. When the assets become operational, the related costs are transferred from construction in progress to the appropriate asset category and depreciation commences.
Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. Ongoing routine repairs and maintenance are charged to the statement of income in the financial period in which they are incurred.
Costs of major inspections and overhauls are added to the carrying value of property, plant and equipment and the carrying amount of previous major inspections and overhauls is derecognised.
Equipment installed on customer premises which is not sold to customers is capitalized and amortized over the customer contract period.
A liability for the present value of the cost to remove an asset on both owned and leased sites (for example cell towers) and for assets installed on customer premises (for example set-top boxes), is recognized when a present obligation for the removal exists. The corresponding cost of the obligation is included in the cost of the asset and depreciated over the useful life of the asset, or lease period if shorter.
Borrowing costs that are directly attributable to the acquisition or construction of a qualifying asset are capitalized as part of the cost of that asset when it is probable that such costs will contribute to future economic benefits for the Group and the costs can be measured reliably.
Movements in tangible assets
Movements in tangible assets in 2020

	Network Equipment (ii)	Land and Buildings	Construction in Progress	Other(i)	Total
	(US$ millions)
Opening balance, net	2,212	206	355	127	2,899
Additions	31	—	606	11	649
Disposals, net	31	(2)	(2)	(41)	(13)
Depreciation charge	(644)	(22)	—	(83)	(749)
Asset retirement obligations	17	2	—	—	19
Transfers	588	5	(644)	75	24
Transfer from/(to) assets held for sale (see note E.4)	1	1	—	—	3
Exchange rate movements	(62)	(5)	(7)	(2)	(77)
Closing balance, net	2,175	185	308	87	2,755
Cost or valuation	6,423	329	308	407	7,466
Accumulated amortization and impairment	(4,248)	(144)	—	(320)	(4,711)
Net at December 31, 2020	2,175	185	308	87	2,755

Movements in tangible assets in 2019

	Network equipment	Land and buildings	Construction in progress	Other(i)	Total
	(US$ millions)
Opening balance, net	2,149	175	284	156	2,764
Change in Scope (ii)	201	48	14	9	272
Additions	87	4	612	16	719
Impairments/reversal of impairment, net	—	—	—	1	1
Disposals, net	(8)	(1)	(6)	(3)	(19)
Depreciation charge	(588)	(13)	—	(110)	(711)
Asset retirement obligations	14	5	—	—	19
Transfers	444	4	(537)	64	(24)
Transfers from/(to) assets held for sale (see note E.4.)(iv)	(61)	(14)	(7)	(5)	(88)
Exchange rate movements	(25)	(2)	(6)	(1)	(34)
Closing balance, net	2,212	206	355	127	2,899
Cost or valuation	6,655	364	355	477	7,851
Accumulated amortization and impairment	(4,443)	(158)	—	(351)	(4,952)
Net at December 31, 2019	2,212	206	355	127	2,899
(i)    Other mainly includes office equipment and motor vehicles.
(ii)     Restated as a result of the finalization of the purchase accounting of our acquisitions in Nicaragua and Panama (note A.1.2.).
Borrowing costs capitalized for the years ended December 31, 2020, 2019 and 2018 were not significant.Cash used for the purchase of tangible assets
Cash used for property, plant and equipment additions

	2020	2019	2018
	(US$ millions)
Additions	649	719	698
Change in advances to suppliers	(4)	1	2
Change in accruals and payables for property, plant and equipment	(22)	17	(25)
Finance leases(i)	(1)	(1)	(43)
Cash used for additions	622	736	632
(i)As a result of the application of IFRS 16 finance leases were reclassified to lease liabilities on January 1, 2019. See above in the "New and amended IFRS accounting standards" for further information.
Right of use assets
Right-of-use assets are measured at cost comprising the following:
•the amount of the initial measurement of lease liability
•any lease payments made at or before the commencement date less any lease incentives received
•any initial direct costs, and
•restoration costs
Refer to note C.4. for further details on lease accounting policies.
Movements in right of use assets in 2020

Right-of-use assets	Land and buildings	Sites rental	Tower rental	Other network equipment	Capacity	Other	Total
	(US$ millions)
Opening balance, net	148	101	729	16	15	3	1,012
Change in scope	—	—	—	—	—	—	—
Additions	41	2	23	18	1	1	86
Modifications	9	10	(27)	(1)	—	—	(8)
Impairments	(1)	—	—	—	—	—	(1)
Disposals	(10)	(1)	—	(1)	—	—	(12)
Depreciation	(38)	(17)	(88)	(8)	(1)	(2)	(155)
Asset retirement obligations	—	1	—	—	—	(1)	—
Transfers	—	—	(2)	5	—	1	4
Exchange rate movements	(3)	(2)	(27)	—	—	—	(32)
Closing balance, net	147	93	607	31	14	2	895
Cost of valuation	206	127	839	42	18	6	1,238
Accumulated depreciation and impairment	(59)	(34)	(232)	(12)	(4)	(3)	(343)
Net at December 31, 2020	147	93	607	31	14	2	895
Assets held for sale If Millicom decides to sell subsidiaries, investments in joint ventures or associates, or specific non-current assets in its businesses, these items qualify as assets held for sale if certain conditions are met.Classification of assets held for sale Non-current assets (or disposal groups) are classified as assets held for sale and stated at the lower of carrying amount and fair value less costs to sell if their carrying amount is expected to be recovered principally through sale, not through continuing use. Liabilities of disposal groups are classified as Liabilities directly associated with assets held for sale.Millicom’s assets held for sale
The following table summarizes the nature of the assets and liabilities reported under assets held for sale and liabilities directly associated with assets held for sale as at December 31, 2020 and 2019:

	December 31,
	2020	2019
	(US$ millions)
Assets and liabilities reclassified as held for sale ($ millions)
Towers Colombia (see note E.4.1.)	1	2
Towers El Salvador (see note E.4.1.)	—	1
Towers Zantel	—	1
Total assets of held for sale	1	5
Total liabilities directly associated with assets held for sale	—	—
Net assets held for sale / book value	1	5
Chad
As mentioned in note A.1.3., on June 26, 2019, the Group completed the disposal of its operations in Chad for a cash consideration of $110 million. On the same date, Chad was deconsolidated and a gain on disposal of $77 million, net of costs of disposal of $4 million, was recognized. Foreign currency exchange losses accumulated in equity of $8 million have also been recycled in the statement of income accordingly. The resulting net gain of $70 million has been recognized under ‘Profit (loss) for the period from discontinued operations, net of tax’. The operating net loss of the operation for the period from January 1, 2019 to June 26, 2019 was $5 million.
In August 2020, the Group and the buyer of our operations in Chad agreed on a final price adjustment of $8 million in favor of the buyer. This price adjustment has been disbursed in September 2020 and recorded under the results from discontinued operations in the Group's statement of income.
The assets and liabilities deconsolidated on the date of the disposal were as follows:

Assets and liabilities held for sale ($ millions)	June 26, 2019
Intangible assets, net	18
Property, plant and equipment, net	89
Right of use assets	9
Other non-current assets	8
Current assets	34
Cash and cash equivalents	9
Total assets of disposal group held for sale	168
Non-current financial liabilities	8
Current liabilities	131
Total liabilities of disposal group held for sale	140
Net assets held for sale at book value	28
Senegal
As mentioned in note A.1.3. Millicom announced that it had agreed to sell its Senegal business to a consortium consisting of NJJ, Sofima (managed by the Axian Group) and Teylium Group. The sale was completed on April 27, 2018 in exchange of a final cash consideration of $151 million. The operations in Senegal were deconsolidated from that date resulting in a net gain on disposal of $6 million, including the recycling of foreign currency exchange losses accumulated in equity since the creation of the local operations. This gain has been recognized under ‘Profit (loss) for the year from discontinued operations, net of tax’.
The assets and liabilities were transferred to assets held for sale in relation to our operations in Senegal as at February 7, 2017 and therefore classified as held for sale as at December 31, 2017.
Rwanda
As mentioned in note A.1.3. on December 19, 2017, Millicom announced that it has signed an agreement for the sale of its Rwanda operations to subsidiaries of Bharti Airtel Limited.for a final cash consideration of $51 million, including a deferred cash payment due in January 2020 for an amount of $18 million which has been settled in January 2020. The transaction also included earn-outs for $7 million that are not recognized by the Group. The sale was completed on January 31, 2018. On that day, Millicom's operations in Rwanda have been deconsolidated and no material loss on disposal was recognized (its carrying value was aligned to its fair value less costs of disposal as of December 31, 2017). However, a loss of $32 million was recognized in 2019 corresponding to the recycling of foreign currency exchange losses accumulated in equity since the creation of the local operation. This loss has been recognized under ‘Profit (loss) for the year from discontinued operations, net of tax’.
In accordance with IFRS 5, the Group’s businesses in Chad (Q2 2018), Rwanda (Q1 2018), and Senegal (Q1 2017) had been classified as assets held for sale and their results were classified as discontinued operations. Comparative figures of the statement of income had therefore been restated accordingly. Financial information relating to the discontinued operations for the year ended December 31, 2020, 2019 and 2018 is set out below. Figures shown below are after intercompany eliminations.
Results from discontinued operations

	December 31
	2020	2019	2018
	(US$ millions)
Revenue	—	50	189
Cost of sales	—	(14)	(51)
Operating expenses	(4)	(29)	(83)
Other expenses linked to the disposal of discontinued operations	(9)	(10)	(10)
Depreciation and amortization	—	(11)	(27)
Other operating income (expenses), net	—	—	(9)
Gain/(loss) on disposal of discontinued operations	—	74	(29)
Operating profit (loss)	(12)	61	(21)
Interest income (expense), net	—	(2)	(6)
Other non-operating (expenses) income, net	—	—	(2)
Profit (loss) before taxes	(12)	59	(29)
Credit (charge) for taxes, net	—	(2)	(4)
Net profit/(loss) from discontinuing operations	(12)	57	(33)
Cash flows from discontinued operations

	December 31
	2020	2019	2018
	(US$ millions)
Cash from (used in) operating activities, net	—	(8)	(38)
Cash from (used in) investing activities, net	—	5	8
Cash from (used in) financing activities, net	—	7	11